UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period:  May 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Bridgehampton Value Strategies Fund
Class I (BVSFX)

Annual Report
May 31, 2013

Bridgehampton Value Strategies Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash flows	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the Bridgehampton Value Strategies Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.Bridgehamptonfunds.com

Dear BVSFX Shareholders:

I am pleased to be writing this first annual letter to you as a publicly available mutual fund.  The last twelve months have been exciting for us as we have transitioned this fund from the previous partnership structure to an open-ended mutual fund that has allowed us to broaden our shareholder base.  The predecessor vehicle commenced operations October 2, 2006, and we have managed many of the same investors’ money continuously from that date until today.  Further, I have been extremely pleased with the performance and professionalism of our operations, compliance and marketing teams during the transition.

Next, I would like to take a moment to review our goals: Bridgehampton Value Strategies Fund (“Fund” or “BVSFX”) seeks higher returns and lower volatility than the S&P 500 Index over a three to five year time horizon.  Parsing this language a little bit, I would like to be clear that we are not expecting to do better than the S&P 500 Index in every market condition or every part of the market cycle.  Instead, through the use of the alternative strategies we deploy, we seek to generate absolute returns in the short run with strategies that are only modestly correlated to the broad indexes.  We believe, but cannot guarantee, that the result will be an attractive return profile resulting in better risk-adjusted returns in aggregate than the S&P 500 Index over the entire cycle.

The prospectus (which can be found on www.bridgehamptonfunds.com) outlines each of the strategies we employ and many of the risks associated with them, so I urge you to examine this document closely.  Nevertheless, some key points to remember about our strategy are that we focus primarily on US Dollar-based investments and that we primarily buy (or hedge with) registered securities that trade in US markets, including but not limited to corporate debt, stocks, listed options, preferred stock, convertible securities and warrants.  We have a value bias when looking at companies and our goal is to find the most undervalued piece of a capital structure (if any).  We sometimes, but not always, hedge that investment by shorting (betting on a decline in) another piece of the same company’s capital structure in an effort to manage risk or isolate a specific inefficiency that we are seeking to capture.

With this in mind, we are pleased with the results of the last year:

Over the twelve month fiscal year that ended May 31st, 2013, the Bridgehampton Value Strategies Fund (“BVSFX” or “Fund”) generated a total return of +23.88% versus a total return of +27.28% for the S&P 500 Index.  Since the inception of the predecessor Fund in October of 2006, the Fund and its predecessor returned +7.37% annualized versus +5.29% annualized for the S&P 500 Index (all returns quoted in this review are in U.S. dollar terms).

The Fund saw positive returns across all four of its main trade types/segments:

Fixed Income (FI) contributed +174 basis points (“bps” each of which is 1/100 of a percentage point, so +174 bps is equivalent to +1.74% of the net annual return in the aggregate portfolio) to performance driven by Sun Edison Inc. (SUNE), Nuvasive Inc. (NUVA) and Alliance One International, Inc which contributed 102 bps, 36 bps, and 17 bps respectively.  During the period, out of eleven total positions in this part of the portfolio, there were NO negative contributors in the FI portion of the portfolio.

Convertible Arbitrage (CA) contributed +219 bps to performance primarily driven by Sunpower Corp. (SPWR) and GT Advanced Technologies which contributed +15 bps, +40 bps, respectively. During the period only three out of ten Convertible Arbitrage positions negatively impacted performance.  RTI International Metal (RTI) had the greatest impact on the portfolio for CA but only contributed -5 bps.

Long Equity (LE) experienced strong returns contributing +763 bps to performance.  Power One (PWER) announced on 4/22/2013 that they would be acquired by ABB LTD for $6.35 per share.  Other notable performers included General Motors Corp. (GM) and Tessera Technologies Inc. (TSRA) which contributed +303 bps and +188 bps.  A number of positions worked against us, including EDV.T (-126 bps), NEM (-33 bps) and KGC (-07 bps) which combined contributed -165 bps.  In addition two small cap technology companies, Active Networks Inc. (ACTV) and Imation Corp. (IMN) negatively impacted performance by -46 bps and -54 bps, respectively, during the period.

Special Situations (SS) contributed +1462 basis points (bps) to performance. Several holdings drove positive performance over the fiscal year, particularly, BlackBerry (BBRY) which contributed +473 bps following the launch of its new OS system the “BB10”.  Additionally, Sunpower Corp. (SPWR), contributed to multiple sub-strategies during the year because we expressed trades of different types across the capital structure.  In Special Situations, SPWR contributed +328 bps (plus the name contributed positively to CA and LE in aggregate another +99 bps).

 Offsetting the gains in BBRY and SPWR included B2Gold Corp. (BTO.T) which negatively impacted performance by -80 bps.  Furthermore, one of our largest holdings GSE Systems (GVP) negatively impacted performance by -104 bps due two consecutive quarters of earnings results that fell below consensus.

Although not a core trade type, Portfolio Hedges (HG) is a segment we track for positions meant to improve overall portfolio characteristics.  Hedges were a drag on performance for the year by -221 bps. Our market short including S&P 500 (SPY) and Powershares QQQ (QQQ) negatively impacted performance by -230 bps and -29 bps, respectively, while our gold hedges negatively impacted the funds results by -39 bps. These losses were slightly offset by gains in our treasury shorts, which contributed +12 bps following the announcement from the Federal Reserve Board to begin tapering.

Combined across strategies, our gold-related positions negatively contributed to performance by -177 bps (SS +27, LE -165 bps, and HG -39 bps)  with only one of the funds seven gold-related positions posting positive returns due to the drop in gold prices late in the year.

With our idea generation tools, our strong team and our ability to go anywhere, we believe we have a sustainable business model that will serve us well in any market environment, including today’s.

Thank you for investing with us.  We hope to work for you for many years to come!

Sincerely,

Kenneth Lee
Chief Investment Officer

An investment in the Bridgehampton Value Strategies Fund is subject to risks and you could lose money on your investment in the Bridgehampton Value Strategies Fund. The principal risks of investing in the Fund include, but are not limited to, investing in small and mid-cap companies, emerging markets, short sales, leverage, derivatives, fixed income and below investment grade bonds, convertible securities, foreign securities, quantitative analysis, arbitrage, portfolio turnover and non-diversification. More information about these risks may be found in the Bridgehampton Value Strategies Fund's prospectus.

The views in this letter were as of May 31, 2013 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The S&P 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. An investor cannot invest directly in an index.

Bridgehampton Value Strategies Fund
FUND PERFORMANCE at May 31, 2013

The Fund commenced investment operations on June 29, 2012, after the conversion of a limited liability company account, which commenced operations on October 2, 2006 (the “Predecessor Account”). The Predecessor Account was managed with substantially the same investment objective, policies, guidelines, and restrictions as the Fund. This graph compares a hypothetical $10,000 investment in Class I shares of the Fund on October 2, 2006, the Predecessor Account’s inception date, with a similar investment in the S&P 500® Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. This index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of May 31, 2013
	1 Year	3 Year	5 Year	Since Inception* (10/02/06)
Bridgehampton Value Strategies Fund	23.88%	6.89%	9.20%	7.37%
S&P 500® Index	27.28%	16.87%	5.43%	5.29%
*	Annualized.

The performance table above includes information for the Predecessor Account prior to June 29, 2012.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-855-226-4600 or by visiting www.bridgehamptonfunds.com.

Gross and net expense ratios for the Fund are 2.17% and 1.99%, respectively, which are the amounts stated in the current prospectus dated June 29, 2012. The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until December 31, 2013. Absent such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Bridgehampton Value Strategies Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2013

Number of Shares		Value

	COMMON STOCKS – 46.3%
	BASIC MATERIALS – 8.0%
225,000	B2Gold Corp.*	$566,406
340,000	Endeavour Mining Corp.*	301,697
197,211	Endeavour Mining Corp.*	173,638
33,000	Freeport-McMoRan Copper & Gold, Inc.	1,024,650
31,000	Kinross Gold Corp.1	198,710
800,000	Ur-Energy, Inc.*	864,000
		3,129,101

	COMMUNICATIONS – 1.8%
350,000	Inuvo, Inc.*	346,500
35,500	NII Holdings, Inc.*	273,705
21,000	TeleNav, Inc.*	106,890
		727,095

	CONSUMER, CYCLICAL – 4.1%
9,000	Crocs, Inc.*	158,760
42,000	General Motors Co.*	1,423,380
		1,582,140

	CONSUMER, NON-CYCLICAL – 5.0%
37,500	Apollo Group, Inc. - Class A*	749,625
346,808	Corinthian Colleges, Inc.*	901,701
3,500	Humana, Inc.	282,730
		1,934,056

	ENERGY – 4.1%
4,000	Apache Corp.	328,520
1,300	Chevron Corp.1	159,575
1,500	ConocoPhillips	92,010
50,000	Magnum Hunter Resources Corp.*	171,500
50,000	McMoRan Exploration Co.*	831,500
		1,583,105

	FINANCIAL – 1.3%
10,000	Bank of America Corp.	136,600
7,000	Citigroup, Inc.	363,930
		500,530

	INDUSTRIAL – 4.5%
5,300	Molex, Inc. - Class A1	130,168
254,000	Power-One, Inc.*	1,607,820
		1,737,988

	TECHNOLOGY – 17.5%
800	Apple, Inc.	359,744
675,379	GSE Systems, Inc.*	1,100,868
105,500	Imation Corp.*	432,550

Bridgehampton Value Strategies Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
50,000	Integrated Silicon Solution, Inc.*	$541,000
29,000	Magnachip Semiconductor Corp.*	536,500
35,700	NVIDIA Corp.	517,293
154,500	Research In Motion Ltd.*	2,155,275
55,600	Tessera Technologies, Inc.	1,153,700
		6,796,930

	TOTAL COMMON STOCKS (Cost $16,098,110)	17,990,945

Principal Amount

	CORPORATE BONDS – 30.8%
$500,000	Alliance One International, Inc. 10.000%, 7/15/20161,2	528,125
250,000	Alpha Natural Resources, Inc. 2.375%, 4/15/20151,3	247,188
1,000,000	Cadence Design Systems, Inc. 1.500%, 12/15/20131,3	1,003,750
2,500,000	GT Advanced Technologies, Inc. 3.000%, 10/1/20171,3	2,264,062
1,500,000	Hawaiian Holdings, Inc. 5.000%, 3/15/20161,3	1,641,563
288,000	MagnaChip Semiconductor S.A. / MagnaChip Semiconductor Finance Co. 10.500%, 4/15/20181,2	320,400
475,000	MEMC Electronic Materials, Inc. 7.750%, 4/1/20192	465,500
650,000	NuVasive, Inc. 2.750%, 7/1/20171,3	639,031
1,000,000	RTI International Metals, Inc. 1.625%, 10/15/20193	1,010,625
750,000	Stillwater Mining Co. 1.750%, 10/15/20322,3	881,250
400,000	SunPower Corp. 4.750%, 4/15/20141,3	430,250
500,000	Teleflex, Inc. 3.875%, 8/1/20173	690,625
1,000,000	TTM Technologies, Inc. 3.250%, 5/15/20153	1,010,000
500,000	W&T Offshore, Inc. 8.500%, 6/15/20191,2	546,250
300,000	Wachovia Capital Trust III 5.570%, 3/29/20492,4	300,750

	TOTAL CORPORATE BONDS (Cost $11,435,912)	11,979,369

Bridgehampton Value Strategies Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2013

Number of Shares		Value

	EXCHANGE-TRADED FUNDS – 2.0%
5,700	SPDR Gold Shares*1	$763,344

	TOTAL EXCHANGE-TRADED FUNDS (Cost $829,093)	763,344

	PREFERRED STOCKS – 3.5%
	FINANCIAL – 1.5%
	SLM Corp.
8,500	1.973%, 9/15/20132,4	589,900

	GOVERNMENT – 2.0%
	Federal National Mortgage Association
125,000	8.250%, 12/31/2015*2,4	762,500

	TOTAL PREFERRED STOCKS (Cost $1,332,510)	1,352,400

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 2.4%
	CALL OPTIONS – 2.4%
	Acxiom Corp.
265	Exercise Price: $20, Expiration Date: August 17, 2013*	62,275
	Apple, Inc.
25	Exercise Price: $450, Expiration Date: January 18, 2014*	91,000
	Caterpillar, Inc.
175	Exercise Price: $90, Expiration Date: November 16, 2013*	56,875
150	Exercise Price: $90, Expiration Date: January 18, 2014*	64,500
	Corinthian Colleges, Inc.
600	Exercise Price: $3, Expiration Date: January 18, 2014*	30,000
	Crocs, Inc.
200	Exercise Price: $20, Expiration Date: September 21, 2013*	10,000
300	Exercise Price: $15, Expiration Date: January 18, 2014*	111,000
	General Motors Co.
250	Exercise Price: $30, Expiration Date: September 21, 2013*	117,250
200	Exercise Price: $35, Expiration Date: January 18, 2014*	54,000
	NII Holdings, Inc.
675	Exercise Price: $10, Expiration Date: September 21, 2013*	43,875
250	Exercise Price: $9, Expiration Date: January 18, 2014*	32,500
	Research in Motion Ltd.
400	Exercise Price: $15, Expiration Date: September 21, 2013*	54,800
100	Exercise Price: $18, Expiration Date: September 21, 2013*	7,600
150	Exercise Price: $16, Expiration Date: January 18, 2014*	27,150
250	Exercise Price: $17, Expiration Date: January 18, 2014*	38,500
250	Exercise Price: $20, Expiration Date: January 18, 2014*	24,750
250	Exercise Price: $15, Expiration Date: March 22, 2014*	57,500
200	Exercise Price: $25, Expiration Date: January 17, 2015*	30,000
		913,575

Bridgehampton Value Strategies Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2013

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	PUT OPTIONS – 0.0%
	Citigroup, Inc.
100	Exercise Price: $50, Expiration Date: August 17, 2013*	$17,000

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $820,218)	930,575

Number of Shares

	RIGHTS – 0.3%
	CONSUMER, NON-CYCLICAL – 0.3%
33,100	Wright Medical Group, Inc.*	99,300

	TOTAL RIGHTS (Cost $86,722)	99,300

	WARRANTS – 0.0%
	INUV, Inc.
31,750	Exercise Price: $2, Expiration Date: June 21, 2016*6	317

	TOTAL WARRANTS (Cost $—)	317

	SHORT-TERM INVESTMENTS – 15.4%
6,004,174	Federated Treasury Obligations Fund, 0.010%5	6,004,174

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,004,174)	6,004,174

	TOTAL INVESTMENTS – 100.7% (Cost $36,606,739)	39,120,424
	Liabilities in Excess of Other Assets – (0.7)%	(274,567)

	TOTAL NET ASSETS – 100.0%	$38,845,857

	SECURITIES SOLD SHORT – (25.6)%
	COMMON STOCKS – (8.5)%
	BASIC MATERIALS – (1.3)%
(42,500)	Stillwater Mining Co.*	(509,575)

	CONSUMER, CYCLICAL – (0.5)%
(30,000)	Hawaiian Holdings, Inc.*	(178,800)

	CONSUMER, NON-CYCLICAL – (1.7)%
(5,000)	NuVasive, Inc.*	(108,600)
(6,900)	Teleflex, Inc.	(540,477)
		(649,077)

	FINANCIAL – (0.2)%
(27,000)	Federal National Mortgage Association*	(56,700)

	INDUSTRIAL – (1.7)%
(5,300)	Molex, Inc.	(155,502)

Bridgehampton Value Strategies Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2013

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
(14,700)	RTI International Metals, Inc.*	$(426,447)
(10,500)	TTM Technologies, Inc.*	(84,840)
		(666,789)

	TECHNOLOGY – (3.1)%
(20,000)	Acxiom Corp.*	(439,800)
(174,200)	GT Advanced Technologies, Inc.*	(775,190)
		(1,214,990)

	TOTAL COMMON STOCKS (Proceeds $3,217,815)	(3,275,931)

	EXCHANGE-TRADED FUNDS – (14.6)%
(6,000)	Consumer Discretionary Select Sector SPDR Fund	(336,720)
(5,000)	Energy Select Sector SPDR Fund	(402,650)
(17,500)	iShares Dow Jones U.S. Telecommunications Sector Index Fund	(458,325)
(7,500)	iShares Russell 2000 Index Fund	(733,875)
(8,500)	iShares Russell 2000 Value Index Fund	(733,720)
(22,000)	Market Vectors Semiconductor ETF	(842,380)
(12,000)	Powershares QQQ Trust Series 1	(878,040)
(6,000)	SPDR S&P 500 ETF Trust	(979,440)
(10,000)	Technology Select Sector SPDR Fund	(316,600)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $5,505,070)	(5,681,750)

Principal Amount

	U.S. TREASURY SECURITIES – (2.5)%
$(1,000,000)	United States Treasury Note 1.750%, 5/15/2022	(980,156)

	TOTAL U.S. TREASURY SECURITIES (Proceeds $1,011,972)	(980,156)

	TOTAL SECURITIES SOLD SHORT (Proceeds $9,734,857)	$(9,937,837)

ETF – Exchange-Traded Funds

* Non-income producing security.
1 All or a portion of this security is segregated as collateral for securities sold short.
2 Callable.
3 Convertible security.
4 Variable, floating or step rate security.
5 The rate is the annualized seven-day yield at period end.
6 Fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets.

See accompanying Notes to Financial Statements.

Bridgehampton Value Strategies Fund
SUMMARY OF INVESTMENTS
As of May 31, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	17.5%
Basic Materials	8.0%
Consumer, Non-cyclical	5.0%
Industrial	4.5%
Energy	4.1%
Consumer, Cyclical	4.1%
Communications	1.8%
Financial	1.3%
Total Common Stocks	46.3%
Corporate Bonds	30.8%
Short-Term Investments	15.4%
Preferred Stocks
Government	2.0%
Financial	1.5%
Total Preferred Stocks	3.5%
Purchased Options Contracts	2.4%
Exchange-Traded Funds	2.0%
Rights
Consumer, Non-cyclical	0.3%
Total Rights	0.3%
Warrants	0.0%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Bridgehampton Value Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2013

Assets:
Investments, at value (cost $35,786,521)	$38,189,849
Purchased options contracts, at value (cost $820,218)	930,575
Segregated cash at broker	9,298,238
Receivables:
Investment securities sold	764,964
Dividends and interest	119,996
Prepaid expenses	53,589
Prepaid offering costs	3,692
Total assets	49,360,903

Liabilities:
Securities sold short, at value (proceeds $9,734,857)	9,937,837
Foreign currency (proceeds $31,558)	31,077
Payables:
Investment securities purchased	463,316
Fund shares redeemed	137
Advisory fees	33,745
Auditing fees	16,001
Transfer agent fees and expenses	6,377
Interest expense	6,146
Fund accounting fees	4,877
Administration fees	3,730
Dividends and interest on securities sold short	3,154
Custody fees	2,338
Chief Compliance Officer fees	1,282
Trustees' fees and expenses	168
Accrued other expenses	4,861
Total liabilities	10,515,046
Net Assets	$38,845,857

Components of Net Assets:
Capital (par value of $0.01 per share with unlimited number of shares authorized)	$34,410,073
Accumulated net investment loss	(1,024)
Accumulated net realized gain on foreign currency transactions, investments, purchased options
contracts, securities sold short and written options contracts	2,125,622
Net unrealized appreciation (depreciation) on:
Foreign currency translations	481
Investments	2,403,328
Purchased options contracts	110,357
Securities sold short	(202,980)
Net Assets	$38,845,857

Number of shares issued and outstanding - Class I	1,336,613
Offering and redemption price per share	$29.06

See accompanying Notes to Financial Statements.

Bridgehampton Value Strategies Fund
STATEMENT OF OPERATIONS
For the Period June 29, 2012* through May 31, 2013

Investment Income:
Interest	$419,661
Dividends (net of foreign withholding taxes of $5,052)	169,089
Total investment income	588,750

Expenses:
Advisory fee	354,754
Dividends and interest on securities sold short	104,992
Transfer agent fees and expenses	58,207
Interest expense	47,322
Offering costs	41,787
Fund accounting fees	36,881
Administration fees	31,458
Registration fees	22,103
Auditing fees	16,000
Custody fees	12,734
Legal fees	9,179
Chief Compliance Officer fees	8,261
Shareholder reporting fees	6,138
Miscellaneous	4,841
Trustees' fees and expenses	3,807
Insurance expense	681

Total expenses	759,145
Advisory fees waived	(136,212)
Net expenses	622,933
Net investment loss	(34,183)

Realized and Unrealized Gain (Loss) on Foreign Currency, Investments, Purchased Options Contracts,
Securities Sold Short and Written Options Contracts:
Net realized gain (loss) on:
Foreign currency transactions	(3,754)
Investments	2,281,796
Purchased options contracts	1,073,876
Securities sold short	(565,997)
Written options contracts	1,534
Net realized gain	2,787,455
Net change in unrealized appreciation/depreciation on:
Foreign currency translations	3,755
Investments	2,221,678
Purchased options contracts	160,514
Securities sold short	(40,220)
Net change in unrealized appreciation/depreciation	2,345,727

Net realized and unrealized gain on foreign currency, investments, purchased options contracts,
securities sold short and written options contracts	5,133,182

Net Increase in Net Assets from Operations	$5,098,999

* Commencement of operations.

See accompanying Notes to Financial Statements.

Bridgehampton Value Strategies Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
June 29, 2012*
through May 31, 2013
Increase (Decrease) in Net Asset from:
Operations:
Net investment loss	$(34,183)
Net realized gain on investments, foreign currency transactions, investments,
purchased options contracts, securities sold short, and written options contracts	2,787,455
Net change in unrealized depreciation on foreign currency translations, investments,
purchased options contracts, and securities sold short	2,345,727
Net increase in net assets resulting from operations	5,098,999

Distributions to Shareholders:
From net investment income	(22,205)
From net realized gain	(647,984)
Total distributions to shareholders	(670,189)

Capital Transactions:
Class I:
Net proceeds from shares sold	17,399,644
Capital issued in connection with reorganization of a private fund (Note 1)	19,753,858
Reinvestment of distributions	539,696
Cost of shares redeemed1	(3,276,151)
Net increase from capital transactions	34,417,047

Total increase in net assets	38,845,857

Net Assets:
Beginning of period	-
End of period	$38,845,857

Accumulated net investment loss	$(1,024)

Capital Share Transactions:
Class I:
Shares sold	650,406
Shares issued in connection with reorganization of a private fund (Note 1)	790,179
Shares reinvested	20,935
Shares redeemed	(124,907)
Net increase from capital share transactions	1,336,613

* Commencement of operations.
1 Net of redemption fee proceeds of $373.

See accompanying Notes to Financial Statements.

Bridgehampton Value Strategies Fund
STATEMENT OF CASH FLOWS
For the Period June 29, 2012* through May 31, 2013

Decrease in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,098,999
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(28,411,843)
Proceeds from sale of investment securities	22,430,804
Proceeds from short sale	16,760,476
Closed short transactions	(10,549,075)
Purchase of short-term investment, net	(6,004,174)
Amortization	(67,212)
Increase in segregated cash at broker	(9,298,238)
Increase in receivables for investment securities sold	(764,964)
Increase in dividends and interest receivables	(8,364)
Increase in other assets	(57,281)
Increase in payables for securities purchased	463,316
Increase in short foreign currency	104
Increase in dividends and interest on securities sold short payables	46
Increase in interest expense payable	6,146
Increase in accrued expenses	73,379
Net realized gain on investments	(2,791,209)
Net change in unrealized appreciation/depreciation on securities	(2,341,972)
Net cash used for operating activities	(15,461,062)
Cash flows provided by (used for) financing activities
Proceeds from sale of shares	17,399,644
Redemption of shares	(3,276,014)
Dividends paid to shareholders, net of reinvestments	(130,493)
Net cash provided by financing activities	13,993,137

Net decrease in cash	(1,467,925)

Cash:
Beginning balance	1,467,925
Ending balance	$-

Non cash financing activities not included herein consist of $19,753,858 issued in exchange for the net assets of a private fund (Note 1) and $539,696 of reinvested dividends.

* Commencement of operations.

See accompanying Notes to Financial Statements.

Bridgehampton Value Strategies Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Period
	June 29, 2012* through
	May 31, 2013
Net asset value, beginning of period	$25.00
Income from Investment Operations:
Net investment income1	(0.04)
Net realized and unrealized (loss) on investments	4.75
Total from investment operations	4.71

Less Distributions:
From net investment income	(0.02)
From net realized gain	(0.63)
Total distributions	(0.65)

Redemption fee proceeds	-	2

Net asset value, end of period	$29.06

Total return3	19.17%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,846

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.21%	5
After fees waived and expenses absorbed	2.63%	5
Ratio of expenses to average net assets (excluding interest expense and dividends and interest on securities sold short):
Before fees waived and expenses absorbed	2.57%	5
After fees waived and expenses absorbed	1.99%	5

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.72)%	5
After fees waived and expenses absorbed	(0.14%)	5
Ratio of net investment loss to average net assets (excluding interest expense and dividends and interest on securities sold short):
Before fees waived and expenses absorbed	(0.08%)	5
After fees waived and expenses absorbed	0.50%	5

Portfolio turnover rate	91%	4

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Bridgehampton Value Strategies Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2013

Note 1 – Organization
Bridgehampton Value Strategies Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek higher returns and lower volatility than the S&P 500 Index over a 3-5 year time horizon. The Fund commenced investment operations on June 29, 2012.

The Fund commenced operations on June 29, 2012, prior to which its only activity was the receipt of a $1,000 investment from principals of the Fund’s advisor and a $19,753,858 transfer of the Fund in exchange for the net assets of the Bridgehampton Multi-Strategy Fund, LLC., a Delaware limited liability company (the “Company”).  This exchange was nontaxable, whereby the Fund issued 790,179 shares of Class I for the net assets of the Company on June 29, 2012.  Cash and the investment portfolio of the Company with a fair value of $21,331,274 on long securities and $3,153,865 on securities sold short (identified cost of investment transferred were $21,199,781 on long securities and $2,987,831 on securities sold short) were the primary assets received by the Fund.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Company was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policy consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Bridgehampton Value Strategies Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Transactions in option contracts written for the period June 29, 2012 (commencement of operations) through May 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Outstanding at June 29, 2012	-	$-
Options written	250	7,986
Options terminated in closing purchasing transactions	(250)	(7,986)
Options expired	-	-
Options exercised	-	-
Outstanding at May 31, 2013	-	$-

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(d) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted prior to when the Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Bridgehampton Value Strategies Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $45,479, which are being amortized over a one-year period from June 29, 2012 (commencement of operations).

In conjunction with the use of short sales the Fund may be required to maintain collateral in various forms.  At May 31, 2013 such collateral is denoted in the Fund’s Schedule of Investments.

(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Bridgehampton Value Strategies Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

(g) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Bridgehampton Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.99% of average daily net assets of the Fund.  This agreement is effective until December 31, 2013 and is subject thereafter to annual re-approval of the agreement by the Advisor and the Trust’s Board of Trustees.  This agreement may be terminated with the consent of the Trust’s Board of Trustees.

For the period June 29, 2012 (commencement of operations) through May 31, 2013, the Advisor waived $136,212 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At May 31, 2013, the amount of these potentially recoverable expenses was $136,212.  The Advisor may recapture all or a portion of this amount no later than May 31, 2016.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period ended May 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period ended May 31, 2013, are reported on the Statement of Operations.

Bridgehampton Value Strategies Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

Note 4 – Federal Income Taxes
At May 31, 2013, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of investments	$36,830,287

Gross unrealized appreciation	3,924,538
Gross unrealized depreciation	(1,634,401)

Net unrealized appreciation on investments	$2,290,137

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and passive foreign investment companies (“PFICS”)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period June 29, 2012 (commencement of operations) through May 31, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (41,515)	$ 55,364	$ (13,849)

As of May 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,482,410
Undistributed long-term capital gains	902,961
Tax accumulated earnings	2,385,371

Accumulated capital and other losses	(239,724)
Unrealized appreciation on investments	2,290,137
Total accumulated earnings	$4,435,784

The tax character of the distributions paid during the period June 29, 2012 (commencement of operations) through May 31, 2013 was as follows:

Distributions paid from:
Ordinary income	$187,454
Net long-term capital gains	482,735
Total distributions paid	$670,189

Bridgehampton Value Strategies Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the period June 29, 2012 (commencement of operations) through May 31, 2013, the Fund received $373 in redemption fees.

Note 6 – Investment Transactions
For the period June 29, 2012 (commencement of operations) through May 31, 2013, purchases and sales of investments, excluding short-term investments, were $27,189,041 and $20,891,462 respectively.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Bridgehampton Value Strategies Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of May 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks*	$17,990,945	$-	$-	$17,990,945
Corporate Bonds	-	11,979,369	-	11,979,369
Exchange-Traded Funds	763,344	-	-	763,344
Preferred Stocks	1,352,400	-	-	1,352,400
Purchased Options Contracts	828,300	102,275	-	930,575
Rights	99,300	-	-	99,300
Warrants	-	317	-	317
Short-Term Investments	6,004,174	-	-	6,004,174
Total Assets	$27,038,463	$12,081,961	$-	$39,120,424

Liabilities
Securities Sold Short
Common Stocks*	$3,275,931	$-	$-	$3,275,931
Exchange-Traded Funds	5,681,750	-	-	5,681,750
U.S. Treasury Securities	-	980,156	-	980,156
Total Liabilities	$8,957,681	$980,156	$-	$9,937,837

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in purchased options contracts during the period June 29, 2012 (commencement of operations) through May 31, 2013.

Bridgehampton Value Strategies Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2013

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of May 31, 2013 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$930,575		$-
Total		$930,575		$-

The effects of derivative instruments on the Statement of Operations for the period June 29, 2012 (commencement of operations) through May 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$1,073,876	$1,534	$1,075,410
Total	$1,073,876	$1,534	$1,075,410

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Total
Equity contracts	$160,514	$160,514
Total	$160,514	$160,514

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Bridgehampton Value Strategies Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 29, 2012 (commencement of operations) to May 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bridgehampton Value Strategies Fund as of May 31, 2013, and the results of its operations, the changes in its net assets, and its financial highlights for the period June 29, 2012 to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 29, 2013

Bridgehampton Value Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended May 31, 2013, 5.17% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any) is designated as qualified dividend income.

For the year ended May 31, 2013, 3.15% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any) is designated as dividends received deduction available to corporate shareholders.

Long-term Capital Gain Designation

For federal income tax purposes, the Fund designates long-term capital gain dividends of $482,735, or the amounts determined to be necessary, for the year ended May 31, 2013.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-855-226-4600.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	65	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	65	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	65	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	65	None

Bridgehampton Value Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	65	None
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Bridgehampton Value Strategies Fund
EXPENSE EXAMPLE
For the Six Months Ended May 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Bridgehampton Value Strategies Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 12/1/12 to 5/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/12	5/31/13	12/1/12 – 5/31/13
Actual Performance	$1,000.00	$1,127.20	$14.29
Hypothetical (5% annual return before expenses)	1,000.00	1,011.57	13.51

*
Expenses are equal to the Fund’s annualized expense ratio of 2.69% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).  The expense ratio reflects an expense waiver.  Assumes all dividends and distributions were reinvested.

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Investment Advisor
Bridgehampton Capital Management LLC
2304 Main Street, Unit B
Bridgehampton, NY 11932

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Bridgehampton Value Strategies Fund – Class I	BVSFX	461418 212

Privacy Principles of the Bridgehampton Value Strategies Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Bridgehampton Value Strategies Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at 855-226-4600, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at 855-226-4600, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at 855-226-4600.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Bridgehampton Value Strategies Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 855-226-4600

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-207-7108.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2013	FYE 5/31/2012
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2013	FYE 5/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 5/31/2013	FYE 5/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	8/9/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/9/2013